Exhibit 99.1

Century Aluminum Company Reports First Quarter 2020 Results

Chicago, April 30, 2020 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its first quarter 2020 results.

First Quarter 2020 Financial Results

•	Shipments of 202,905 tonnes

•	Net sales of $421.2 million, a 3% decrease over prior quarter due to lower regional premiums

•	Net loss of $(2.7) million, or $(0.03) per share

•	Adjusted net income(1) of $1.0 million, or $0.01 per share

•	Adjusted EBITDA(1) of $28.1 million

$MM (except shipments and per share data)
	Q4 2019	Q1 2020
Shipments (tonnes)	202,870	202,905
Net sales	$435.5	$421.2
Net income (loss)	$(4.8)	$(2.7)
Diluted earnings (loss) per share	$(0.05)	$(0.03)
Adjusted net income (loss)(1)	$(9.0)	$1.0
Adjusted earnings (loss) per share(1)	$(0.09)	$0.01
Adjusted EBITDA(1)	$13.3	$28.1

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures

In the first quarter of 2020, shipments of primary aluminum were 202,905 tonnes compared with 202,870 tonnes shipped in the fourth quarter of 2019. Net sales for the first quarter of 2020 were $421.2 million compared with $435.5 million for the fourth quarter of 2019, reflecting a 3% decrease over prior quarter due to lower regional premiums.
Century reported a net loss of $(2.7) million for the first quarter of 2020 and $1.0 million net income on an adjusted basis. First quarter results were negatively impacted by $3.7 million of non-cash exceptional items, including a $12.1 million lower of cost or net realizable value inventory adjustment (net of tax), offset by $8.3 million of unrealized gains on forward derivative contracts. This result compares to a net loss of $(4.8) million for the fourth quarter of 2019, or $(9.0) million on an adjusted basis.
Adjusted EBITDA for the first quarter of 2020 was $28.1 million, an increase of $14.8 million sequentially driven by favorable raw material prices, partially offset by falling regional premiums.
Century's cash position at quarter end was $147.6 million and revolver availability was $55.5 million.
“It is with great sadness that we report the loss of a colleague in a workplace incident in the anode production facility at Sebree on April 8th,” commented Michael Bless, President and CEO. “This loss of life has profoundly impacted our entire community, and has caused us to rededicate ourselves to our most critical responsibility to return each of our colleagues home safely at the end of his or her shift. Our late colleague’s family remains firmly in our thoughts and prayers.”
Mr. Bless continued, “We have taken a number of actions to protect the health of our employees and sustain our operations in this unprecedented environment. Thus far we have recorded only one confirmed case of COVID-19, and have had a further handful of employees quarantined due to contact with infected persons. Our plants remain fully operational. We are grateful to our employees, who have displayed tremendous perseverance in the face of the hardships caused by the pandemic. In addition, we are appreciative of the continuing partnership of our customers and suppliers, with whom we are in constant touch.”
“Commodity prices have fallen at an unprecedented pace in reaction to the demand destruction caused by the health crisis,” added Mr. Bless. “In addition, degradation in the order books of certain customers has caused us to move our product mix to a higher proportion of standard products, thus lowering somewhat the average premium we receive. That said, our plants have maintained their production rates, and we continue to sell all of our metal essentially as it is cast; we have not observed a build of finished goods inventory and do not anticipate such a scenario. In addition, we are seeing meaningful reductions in the price of key inputs, including alumina, and wholesale electric power.”
Mr. Bless concluded, “We have continued the successful implementation of our cost reduction and cash flow enhancement measures. We have an informed view of second quarter cash flow and possess ample liquidity for the foreseeable future, even if commodity prices were to remain at current levels. We are continually assessing the environment and have myriad options to improve cash flow were we to determine that current (or worse) conditions could persist for a protracted period of time. We intend to balance protection of the Company’s near-term financial strength and flexibility with the preservation of our ability to participate fully in the recovery which will come.”
About Century Aluminum Company
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance.  These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash.  Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management.  The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP.  In addition, because not all companies use identical calculations, adjusted net income, adjusted earnings per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are statements about future events and are based on our current expectations.  These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may."  Our forward-looking statements include, without limitation, statements with respect to: the future financial and operating performance of Century and its subsidiaries, including financial and operating estimates or projections from the restart of curtailed capacity, as a result of future raw material costs or otherwise; our assessment of the aluminum market and aluminum prices (including premiums); our assessment of alumina pricing and costs associated with our other key raw materials, including power; our ability to successfully manage market risk and to control or reduce costs; our plans and expectations with respect to future operations, including any plans and expectations to curtail or restart production; our plans and ability to bring our Hawesville smelter back to full production and expectations as to the costs and benefits associated with this project, including expected incremental production or earnings and cash flow as well as benefits from investments in new technology and other production improvements; our ability to successfully obtain long-term competitive power arrangements for our operations, including at Mt. Holly; our assessment of global and local financial and economic conditions; the impact of Section 232 relief, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; the impact of any new or changed law, regulation, including, without limitation, sanctions or other similar remedies or restrictions; our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; our ability to repay or refinance debt in the future; our ability to recover losses from our insurance; estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; our assessment of any future tax or insurance claims; negotiations with labor unions; the impact of the rapidly evolving COVID-19 pandemic, including any possible impact on our business, operations, financial condition, global supply chains or workforce; and our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements.  Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission.  Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended.  Many of these factors are beyond our ability to control or predict.  Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements.  We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	March 31	December 31	March 31
	2019	2019	2020
NET SALES:
Related parties	$311.3	$293.0	$271.0
Other customers	178.7	142.5	150.2
Total net sales	490.0	435.5	421.2
Cost of goods sold	502.8	428.8	416.4
Gross profit (loss)	(12.8)	6.7	4.8
Selling, general and administrative expenses	14.7	9.1	8.9
Other operating (income) expense - net	0.3	0.5	0.3
Operating income (loss)	(27.8)	(2.9)	(4.4)
Interest expense - term loan	—	(0.8)	(0.7)
Interest expense	(5.8)	(5.7)	(6.0)
Interest income	0.2	0.2	0.1
Net gain (loss) on forward and derivative contracts	(5.7)	1.3	3.8
Other income (expense) - net	1.1	0.5	1.7
Income (loss) before income taxes and equity in earnings of joint ventures	(38.0)	(7.4)	(5.5)
Income tax (expense) benefit	2.9	2.7	2.8
Income (loss) before equity in earnings of joint ventures	(35.1)	(4.7)	(2.7)
Equity in earnings (losses) of joint ventures	0.5	(0.1)	—
Net income (loss)	$(34.6)	$(4.8)	$(2.7)

Net income (loss) allocated to common stockholders	$(34.6)	$(4.8)	$(2.7)
EARNINGS (LOSS) PER COMMON SHARE:
Basic and Diluted	$(0.39)	$(0.05)	$(0.03)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and Diluted	88.1	89.0	89.3

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	December 31, 2019	March 31, 2020
ASSETS
Cash and cash equivalents	$38.9	$147.6
Restricted cash	0.8	1.8
Accounts receivable - net	70.1	52.9
Due from affiliates	30.1	17.8
Inventories	320.6	317.6
Derivative assets	14.6	32.7
Prepaid and other current assets	12.2	13.4
Total current assets	487.3	583.8
Property, plant and equipment - net	949.2	935.4
Due from affiliates - less current portion	0.5	5.1
Other assets	62.7	66.8
TOTAL	$1,499.7	$1,591.1
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$97.1	$87.1
Due to affiliates	32.9	29.5
Accrued and other current liabilities	57.2	50.6
Derivative liabilities	4.3	34.5
Accrued employee benefits costs	10.4	10.4
Hawesville term loan	20.0	20.0
U.S. revolving credit facility	4.0	45.0
Industrial revenue bonds	7.8	7.8
Total current liabilities	233.7	284.9
Senior notes payable	249.2	249.3
Hawesville term loan - less current portion	20.0	15.0
Iceland revolving credit facility	—	45.0
Accrued pension benefits costs - less current portion	60.8	59.3
Accrued postretirement benefits costs - less current portion	100.7	100.1
Other liabilities	42.4	47.1
Leases - right of use liabilities	22.8	21.9
Deferred taxes	95.1	94.7
Total noncurrent liabilities	591.0	632.4

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 67,323 outstanding at December 31, 2019; 160,000 issued and 66,141 outstanding at March 31, 2020)	0.0	0.0
Common stock (one cent par value, 195,000,000 authorized; 96,372,182 issued and 89,185,661 outstanding at December 31, 2019; 96,647,486 issued and 89,460,965 outstanding at March 31, 2020)	1.0	1.0
Additional paid-in capital	2,526.5	2,526.6
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(109.8)	(108.4)
Accumulated deficit	(1,656.4)	(1,659.1)
Total shareholders’ equity	675.0	673.8
TOTAL	$1,499.7	$1,591.1

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Three months ended
	March 31,	March 31,
	2019	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(34.6)	$(2.7)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Unrealized (gains) losses on forward and derivative contracts	5.6	(3.7)
Lower of cost or NRV inventory adjustment	—	13.4
Depreciation and amortization	24.3	20.2
Other non-cash items - net	(4.5)	(0.7)
Change in operating assets and liabilities:
Accounts receivable - net	(8.4)	17.2
Due from affiliates	(1.1)	20.2
Inventories	16.4	(10.4)
Prepaid and other current assets	2.6	0.1
Accounts payable, trade	(10.2)	(11.3)
Due to affiliates	(7.2)	(3.2)
Accrued and other current liabilities	(3.8)	(5.6)
Other - net	(0.6)	1.1
Net cash provided by (used in) operating activities	(21.5)	34.6
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(10.6)	(6.0)
Proceeds from sale of property, plant and equipment	—	0.1
Net cash provided by (used in) investing activities	(10.6)	(5.9)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	—	(5.0)
Borrowings under revolving credit facilities	169.6	121.8
Repayments under revolving credit facilities	(157.6)	(35.8)
Other short-term borrowings	3.4	—
Net cash provided by (used in) financing activities	15.4	81.0
CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(16.7)	109.7
Cash, cash equivalents and restricted cash, beginning of year	39.7	39.7
Cash, cash equivalents and restricted cash, end of year	$23.0	$149.4

Supplemental Cash Flow Information:
Cash paid for:
Interest	$0.4	$0.8
Taxes	0.1	—
Non-cash investing activities:
Capital expenditures	4.0	1.2

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2020
1st Quarter	129,114	$273.8	73,791	$141.0	202,905	$414.8

2019
4th Quarter	119,983	$263.5	82,887	$159.2	202,870	$422.7
1st Quarter	130,043	$313.3	76,408	$159.3	206,451	$472.6

Notes:
(1) Excludes scrap aluminum sales and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended		Three months ended
	December 31, 2019		March 31, 2020
	$MM	EPS	$MM	EPS
Net income (loss) as reported	$(4.8)	$(0.05)	$(2.7)	$(0.03)
Lower of cost or NRV inventory adjustment, net of tax	(3.3)	(0.04)	12.1	0.13
Unrealized (gain) loss on derivative instruments, net of tax	0.7	0.01	(8.3)	(0.09)
Sebree equipment failure, net of insurance proceeds	(1.7)	(0.02)	(0.1)	0.00
Hawesville restart project	0.1	—	—	—
Impact of preferred shares	—	0.01	—	—
Adjusted net income (loss)	$(9.0)	$(0.09)	$1.0	$0.01

	Three Months Ended	Three Months Ended
	December 31, 2019	March 31, 2020
Net Income (loss) as reported	$(4.8)	$(2.7)
Interest expense	5.7	6.0
Interest expense - term loan	0.8	0.7
Interest income	(0.2)	(0.1)
Net (gain) loss on forward and derivative contracts	(1.3)	(3.8)
Other (income) expense - net	(0.5)	(1.7)
Income tax expense (benefit)	(2.7)	(2.8)
Equity in earnings of joint ventures	0.1	—
Operating income (loss)	$(2.9)	$(4.4)
Lower of cost or NRV inventory adjustment	(3.3)	12.1
Sebree equipment failure, net of insurance proceeds	(1.7)	(0.1)
Hawesville restart project	0.1	—
Depreciation and amortization	21.1	20.5
Adjusted EBITDA	$13.3	$28.1

Contact
Peter Trpkovski
(Investors and media)
312-696-3112

Source: Century Aluminum Company